Debt and Equity Financing	12 Months Ended
Dec. 31, 2011
Debt and Equity Financing [Abstract]
Debt and Equity Financing [Text Block]

NOTE 11 –DEBT AND EQUITY FINANCING

	December 31, 2011	December 31, 2010

Notes payable	$-	$11,000,000
Less: Unamortized discount	-	(1,957,737)
	$-	$9,042,263

On April 13, 2010, the Company issued six-year convertible debentures in aggregate a face value of $11,000,000  bearing interest at the rate of 10% per annum and 6,342,110 ordinary shares with a par value of $0.0001 in exchange for proceeds of $11,000,000. The Debentures are convertible into ordinary shares of the Company at a per share conversion price of $1.14. The Debentures are secured by all of the assets of the Company. China Networks will guarantee the Debentures. At any time after the issuance of the Debentures and prior to the maturity date, the Company has the right to redeem all or part of the Debentures under certain conditions.

The Debentures accrues interest at 10% per annum on the aggregate unconverted and then outstanding principal amount.  Interest on the Debentures is payable semi-annually in arrears.  Accrued interest as of December 31, 2011 and interest expense on the Debentures for the year ended are $0 and $193,900, respectively.

Management determined that the fair value of the 6,342,110 ordinary shares on the issuance date was $0.35 per share, calculated using an average trading value subsequent to the transaction, applying a 30% allowance for marketability discount. Using the relative fair value method, the Company allocated $8,780,263 of the gross proceeds to the Debentures and $2,219,737 to the ordinary shares. The face amount of the Debentures of $11,000,000 was reduced by debt discount of $2,219,737, resulting in an initial carrying value of $8,780,263.

With estimated life of the Debentures of approximately 72 months, the Company adopted the straight-line method to amortize the debt discount over the 72-month period.  Discount on the Debentures is recorded as interest expense. Note discount was valued at $2,219,737 with $262,000 note discount amortized in 2010. The net value of discount was as $1,957,737 for the year ended December 31, 2010. On March 4, 2011, the Convertible Debentures and net value of discount was repaid at value of $11,000,000 and $1,957,737, respectively.

In connection with the Debentures, the Company incurred placement fee of 5% of the gross proceeds and issuance costs of 2% of the proceeds of $5,802,000 to the placement agent, totaling $666,040, and issued 750,000 ordinary shares with a par value of $0.0001 to the placement agent. Management determined that the fair value of the 750,000 ordinary shares on the issuance date was $0.35 per share, calculated using an average trading value subsequent to the transaction, applying a 30% allowance for marketability discount. Using the relative fair value method, the Company allocated $262,500 to the ordinary shares. The Company also incurred other direct issuance costs of which $407,407 was also paid with proceeds from the Debentures. Of the total issuance costs of $1,335,947, $1,073,447 was allocated to debt issuance costs and recorded as deferred financing cost. The remaining $262,500 was allocated to the ordinary shares and netted with proceeds in additional paid in capital.

On March 4, 2011, the Company redeemed all of the $11,000,000 outstanding convertible debentures due on April 30, 2016, which were issued to certain investors in a private placement transaction that was consummated on April 13, 2010 as described above.  The redeemed debentures represented the entire outstanding principal of the debentures issued in the private placement.  In addition, the Company paid all outstanding interest owing on the debentures in 8,195,000 ordinary shares of the Company.  As a result of the early redemption, the debt discount of $1,957,737 and deferred finance cost of $1,279,879 was written off to statements of operations for the year December 31, 2011.